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                                                                    Exhibit 10.1


                                   AGREEMENT
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     THIS AGREEMENT dated as of March 13, 2001, by and among WILLIAM C. WILEY
("Wiley") and the UNDERSIGNED ORGANIZING DIRECTORS provides:

RECITALS:
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     A.   During the formation of the Bank of Goochland (in organization) and the Bank of Louisa (in organization) and TransCommunity Bankshares, William C. Wiley will serve as Chairman and Chief Executive Officer. He will be responsible for all aspects of the organizing and financing effort, for both the holding company and the individual banks to be formed. In addition, the organizing directors acknowledge that the professional services of DPO Holdings, Inc. ("DPO"), of which Wiley is a partner, is needed in order to secure the full and undivided services of Wiley in addition to the support of other professionals associated with DPO.

     B. The duties and responsibilities assumed by Wiley in this effort are not directly related to his position or service as Chairman of the Board of the Bank of Powhatan, N.A. ("Bank of Powhatan"). Beginning in June 1998 with the formation of the Bank of Powhatan, first as a Director then as Chairman, until the present, Wiley has received no compensation for these responsibilities. During the period from July 2000 until December 2000, when Wiley served as interim CEO of the Bank of Powhatan, he was paid a salary for those services. Since the end of December 2000, Wiley has received no additional compensation from the Bank of Powhatan, though he has continued to have primary responsibility for the construction of the new Bank building as well as numerous other activities beyond those normally assumed by a Chairman. A minimum of fifty percent of his time has been devoted to Bank of Powhatan activities.

     C. Work performed by DPO personnel, other than Wiley, includes researching demographic and other statistical information, developing financial proformas as well as work on the OCC application itself. Other services include website development leading to online marketing of the holding company's securities offering and the creation of a business plan for each of the banks and TransCommunity Bankshares.

     D. The organizing directors recognize that there is great value in having Wiley devote fulltime to the effort due to his experience as an organizing director, Chairman, interim CEO of the Bank of Powhatan and his general financial and business experience. Considerable time and effort has been expended by Wiley on developing the entire project. This effort to date has greatly enhance the value of the project by expediting the formation of the banks and the holding company. The organizing directors recognize that it would take considerable time, effort and money to assemble another team of professionals to perform all the activities and functions that Wiley has and will perform.
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     E.   The effort to form the Bank of Powhatan took approximately 21 months from issuance of the offering memorandum to opening the doors for business, and an additional 12 months to get the Bank into its permanent building, for a total of 33 months. The approximate cost to the organizers was $600,000. (Efforts by other organizing banks have cost as much as $1 million). By engaging Wiley on a full time basis, and by having a number of organizing functions performed by other professionals with DPO, the time and process for forming the proposed Bank of Goochland, Bank of Louisa and TransCommunity Bankshares, will be significantly expedited and will cost the organizers and shareholders of the proposed holding company no more, and perhaps less than in similar efforts. It is estimated that the effort will cost far less than if each bank were formed separately.

AGREEMENT:
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     NOW, THEREFORE, for and in consideration of the above recitals, the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

     1. The organizing directors will pay Wiley compensation at an annual rate of $118,500 to be a full time Chairman and CEO during the organizing phase and until the requisite funding is raised by the holding company and the respective new banks are open. Such compensation shall commence on March ____, 2001, and be paid in equal monthly amounts of $9,875 on the ____ day of each month. Wiley shall be an independent contractor for the organizing directors and be responsible for all applicable withholding taxes. The organizing directors shall not be responsible for withholding any taxes. The liability of the organizing directors under this Agreement shall be the amount of funds which each have been agreed to in writing to contribute to the organization of the proposed Bank of Goochland, Bank of Louisa and/or TransCommunity Bankshares. In addition, the organizing directors will pay a consulting fee (which amount shall be determined by mutual consent) to DPO for services already performed and additional services.

     2. Wiley agrees that after the formation of TransCommunity Bankshares and the Banks of Goochland and Louisa, that he will serve as Chairman of the Board of either or both banks, TransCommunity Bankshares and the Bank of Powhatan, providing that the organizing directors want and approve these services, and dependent on any necessary stockholder approval, for whatever compensation may be approved by the Board of Directors of the Bank of Powhatan and/or TransCommunity Bankshares for directors.

     3. This Agreement may be signed in counterparts. This Agreement may be signed by any persons who become organizing directors after the date hereof and wish to be bound by the terms hereof.
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     IN WITNESS WHEREOF, the undersigned persons have executed this Agreement as of the date first noted above.


                         ____________________________________
                         William C. Wiley


                         ORGANIZING DIRECTORS:


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